UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

Argo Group International Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On November 13, 2007, Argo Group International Holdings, Ltd.’s (“Argo Group”) board of directors authorized the repurchase of up to $150,000,000 of Argo Group’s common stock. The shares will be repurchased from time to time in open market transactions or privately negotiated transactions at Argo Group’s discretion, subject to market conditions and other factors. Acquisitions for share repurchases are made at management’s discretion as permitted by securities laws, Bermuda company law and other legal requirements. Purchases may be increased, decreased or discontinued at any time without prior notice. Shares of stock repurchased shall be held as treasury shares in accordance with the provisions of the Bermuda Companies Act 1981.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

Dated: November 14, 2007	By:	/s/ David J. Doyle
		Name:	David J. Doyle
		Title:	Corporate Secretary